UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         ________________


                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                         ________________


Date  of  Report  (Date  of earliest event reported)  May 22, 1997


                          TIDEWATER INC.
      (Exact name of registrant as specified in its charter)


Delaware                     1-6311                     72-0487776
(State of        (Commission File Number)             (IRS Employer
incorporation)                                       Identification No.)


1440 Canal Street, New Orleans, Louisiana                70112
(Address of principal executive offices)               (Zip Code)



                          (504) 568-1010
       (Registrant's telephone number, including area code)


                              N/A
  (Former name or former address, if changed since last report)


Item 4.   Changes in Registrant's Certifying Accountant

     (a) On May 22, 1997, Tidewater Inc. dismissed KPMG Peat Marwick LLP ("Peat Marwick") as the Company's independent accountants. The Company has engaged Ernst & Young LLP ("Ernst & Young") as its new independent accountants effective immediately. The decision to change the Company's independent accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

     (b) Peat Marwick's reports on the Company's consolidated financial statements for the two fiscal years ended March 31, 1996 and 1997, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     (c) During the Company's two fiscal years ended March 31, 1997 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Peat Marwick, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

     (d) During the Company's two fiscal years ended March 31, 1997 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Section 229.304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Section 304 of Regulation S-K.

     (e) Effective May 22, 1997, the Company engaged Ernst & Young as its independent accountants. During the two fiscal years ended March 31, 1997 and the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ernst & Young provided to the Company a written report or oral advice regarding such principles or audit opinion.

     (f) The Company has requested that Peat Marwick furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Peat Marwick dated May 29, 1997 is filed as Exhibit 16 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

          16.  Letter from KPMG Peat Marwick LLP pursuant to
               Item 304(a)(3) of Regulation S-K.


                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TIDEWATER INC.

                                   By:  /s/ Ken C. Tamblyn
                                       -------------------------
                                         Ken C. Tamblyn
                                       Executive Vice President
                                     and Chief Financial Officer


Date:     May 30, 1997